UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street, 4th Floor

Cincinnati, OH 45202-4018

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end: 09/30/2020

Date of reporting period: 09/30/2020

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Timber Point Global Allocations Fund (the “Global Fund”) (formerly, the Crow Point Global Tactical Allocation Fund) and Timber Point Alternative Income Fund (the “Income Fund”) (formerly, the Crow Point Alternative Income Fund), each a series of the 360 Funds (the “registrant”), for the year ended September 30, 2020 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

Timber Point Global Allocations Fund

(formerly, the Crow Point Global Tactical Allocation Fund)

Institutional Class Shares (Ticker Symbol: CGHIX)

Timber Point Alternative Income Fund

(formerly, the Crow Point Alternative Income Fund)

Institutional Class Shares (Ticker Symbol: AIIFX)

Series of the

360 Funds

ANNUAL REPORT

September 30, 2020

Investment Adviser:

Timber Point Capital Management LLC

555 Pleasantville Road, Suite N202

Briarcliff Manor, NY 10510

1-877-244-6235

www.timberpointcapital.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds’ prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Timber Point Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a Timber Point Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a Timber Point Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Timber Point Funds complex/your financial intermediary.

Timber Point Capital Management

Letter to Shareholders (Unaudited)

Fiscal Year End September 30, 2020

The fiscal year ended September 30, 2020 proved to be very busy and tumultuous given the COVID-19 pandemic, the subsequent global economic shutdown and extreme market volatility that resulted. Additionally, during the first quarter of 2020, Timber Point Capital Management was named Adviser on the Timber Point Global Allocations Fund (“CGHIX” or the “Global Fund”) and Timber Point Alternative Income Fund (“AIIFX” or the “Income Fund”, collectively, the “Funds”) Portfolios.

Despite being named the new Adviser on the Funds, the investment strategies have remained fundamentally the same with consistent objectives, risk orientations and investment benchmarks that had been run by the former adviser. Both Funds are considered “liquid alternative” investment strategies employing a macro-economic oriented, multi-asset investing approach.

Specifically, CGHIX is a directional, global macro strategy investing across global equities, debt, commodities, currencies and market hedging tools. The Fund seeks its objective of income through superior risk-adjusted returns with a targeted 5-year net return of 500bps over T-Bills.

AIIFX is a fixed income diversification strategy which seeks higher yields and returns by allocating to non-traditional sectors of the bond market, particularly sectors where interest rate risk is not the primary source of return. The Fund targets a 5-year net return of 150bps over the Bloomberg Barclays U.S. Aggregate Bond Index. Total returns vs various benchmarks during the fiscal year ended September 30, 2020 were as follows:

	4q 2019	1q 2020	2q 2020	3q 2020	Year end 9/30/20
Strategies v Appropriate B-Marks *
Global Fund	5.4	-16.8	11.7	3.5	1.7

S&P 500® Total Return Index	9.1	-19.6	20.5	8.9	15.2

Bloomberg Barclays U.S. Aggregate Bond Index	0.2	3.2	2.9	0.6	7.0

Income Fund	1.9	-9.6	5.2	2.0	-1.2

Bloomberg Barclays Global Aggregate Bond Index	0.5	-0.3	3.3	2.7	6.2

HFRX Absolute Return Index	1.6	-5.8	4.8	1.8	2.1

For the one-year period ended September 30, 2020, both funds underperformed their stated benchmarks. The unexpected and extraordinary impact of the COVID-19 crisis, during the first quarter of 2020, had an outsized effect on both portfolios as risk assets sold off sharply and liquidity dried up across markets. On the back of both monetary and fiscal stimulus, markets recovered during the spring and summer months but remained quite bifurcated with large-cap technology companies outperforming all other asset classes and types. Across fixed-income markets, long-term government bonds proved to be the strongest performers given the economic uncertainty. Both strategies did outperform for three of the four quarters but underperformed meaningfully during the dramatic February-March sell off as both strategies remained allocated to pro-cyclical, risk assets.

Over the course of the one-year period, the Global Fund maintained a bias to equity-oriented risk, particularly U.S. equity risk. Our viewpoint that the U.S. economy was fundamentally strong and resilient and would ultimately recover from the shock of COVID-19 proved to be accurate. Upon recovery, the Global Fund performed better but did not entirely recover losses relative to its expected return target. The strategy typically is very diversified across asset classes, sectors and regions and diversified strategies generally underperformed during the past twelve months. Small-cap and international equities, both asset classes which the Global Fund had owned definitively underperformed over the fiscal year. The Global Fund does alter its risk profile depending on economic and market conditions but generally maintains a moderate risk stance.

Asset Class	Sector	% of Portfolio
Equity		83.39

	Communication Services	2.88

	Consumer Discretionary	2.15

	Consumer Staples	1.14

	Energy	0.90

	Financials	2.16

	Industrials	1.71

	Information Technology	2.37

	Materials	1.20

	Real Estate	-3.76

	Funds	72.64

Fixed Income		8.86

	Corporate Debt	8.86

Cash		1.75

Derivatives and Options		2.82

Commodities and Futures		2.71

Preferred Shares		0.47

The Income Fund meaningfully underperformed its expected return target for the fiscal year ended September 30, 2020. During the depths of the COVID crisis market meltdown, the Income Fund struggled from the double negative effect of being overweight of credit risk, both investment grade and high yield, as well as maintaining no meaningful exposure to long-duration interest rate risk. Structurally, the Income Fund typically eschews interest rate risk as a primary source of return, preferring to own other bond market risks, such as credit risk, structure risk and other more idiosyncratic fixed income investments types. The Income Fund looks to maintain a risk profile consistent with that of bond investments and has done so throughout the period maintaining its investments in predominantly credit oriented securities.

Asset Class	Sector	% of Portfolio
Fixed Income		92.46

	Corporate Debt	90.07

	Government Debt	2.39

Cash		3.27

Funds		6.05

Equity		-2.13

Preferred Shares		0.35

Thank you for your confidence in Timber Point Capital Management and we look forward to working with you in the future.

Sincerely,

David Cleary

President and Chief Investment Officer

* The performance information quoted represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

Timber Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS

Timber Point Global Allocations Fund

September 30, 2020 (Unaudited)

Returns as of September 30, 2020	One year ended September 30, 2020	Five years ended September 30, 2020	Commencement of Operations through September 30, 2020*
Timber Point Global Allocations Fund
Institutional Class	1.73%	3.35%	1.92%
S&P 500® Total Return Index	15.15%	14.13%	12.83%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.17%	3.40%

* The Timber Point Global Allocations Fund (formerly, the Crow Point Global Tactical Allocation Fund) Institutional Class shares commenced operations on April 10, 2013.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graphs depict the performance of the Timber Point Global Allocations Fund versus the S&P 500® Total Return Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Index”). The S&P 500 is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Index returns assume reinvestment of dividends. The Barclays Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage passthrough securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. Investors may not invest in any index directly; unlike the Timber Point Global Allocations Fund’s returns, an Index does not reflect any fees or expenses. The Fund will generally not invest in all the securities comprising each index.

Timber Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS

Timber Point Global Allocations Fund

September 30, 2020 (Unaudited)

The investment objective of the Timber Point Global Allocations Fund (the “Global Fund”) is to seek income with long-term growth of capital as a secondary objective.

The Global Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments. The Global Fund will invest primarily in common stocks of all issuers, exchange-traded funds (“ETFs”), mutual funds, closed-end funds, and private funds such as hedge funds, private equity funds, and fund-of-funds. The Global Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Global Fund may also invest directly in debt securities of any maturity or credit quality, including debt securities that are convertible into common or preferred stocks and high-yield bonds (commonly referred to as “junk bonds”).

The Global Fund will invest directly or indirectly in derivatives for both hedging purposes and to increase returns. The Global Fund will invest in derivatives including equity, total return, and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts. Timber Point Capital Management LLC (the “Adviser”) will execute a portion of the Global Fund’s strategy by investing in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities, commodity-linked derivative investments and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Global Fund, when viewed on a consolidated basis.

The Global Fund may also engage in short sales for either hedging or speculative purposes. A short sale involves the sale of a security that the Global Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) later and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Global Fund’s investment exposure. The Global Fund may purchase or sell options for hedging purposes. The Global Fund will not engage in naked put writing and the value of any options will be less than the Global Fund’s net assets.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets*
Exchange-Traded Funds	48.26%
Hedge Fund	10.20%
Common Sock	8.80%
Mutual Funds	7.09%
Closed-End Funds	2.66%
Options and Warrants	2.31%
Partnership	0.75%
Preferred Stock	0.38%
Mortgage Backed Securities	0.01%
Asset Backed Securities	0.01%
Other, Cash and Cash Equivalents	19.53%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Global Fund as of September 30, 2020, and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Consolidated Schedule of Investments.

Timber Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS

Timber Point Alternative Income Fund

September 30, 2020 (Unaudited)

Returns as of September 30, 2020	One year ended September 30, 2020	Five years ended September 30, 2020	Commencement of Operations through September 30, 2020*
Timber Point Alternative Income Fund Institutional Class	(1.17)%	0.84%	0.24%
Bloomberg Barclays Global Aggregate Bond Index	6.24%	3.92%	2.26%
HFRX Absolute Return Index	2.05%	1.63%	1.80%

* Commencement of operations returns assume an inception date of January 13, 2012, the actual inception date of the Fund. The Timber Point Alternative Income Fund (formerly, the Crow Point Alternative Income Fund) Institutional Class shares commenced operations on February 12, 2019. Performance information prior to February 12, 2019 represents the performance of the Crow Point Alternative Income Fund Investor Class shares. Effective May 29, 2020, Investor Class shares were exchanged for Institutional Class shares.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Timber Point Alternative Income Fund versus the Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Global Index”) and the HFRX Absolute Return Index (the “HFRX Index”). The Barclays Global Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Index returns assume reinvestment of dividends. Investors may not invest in any Index directly; unlike the Timber Point Alternative Income Fund’s returns, an Index does not reflect any fees or expenses.

Timber Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS

Timber Point Alternative Income Fund

September 30, 2020 (Unaudited)

The investment objective of the Timber Point Alternative Income Fund (the “Income Fund”) is to seek to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation. The Income Fund considers "above-average total returns" to be returns that are uncorrelated to, and greater than, the Fund's primary benchmark.

The Income Fund seeks to obtain its investment objective by allocating assets among credit-related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating-rate securities. The Income Fund is designed to generate more of its income and returns from assets with less yield-curve risk than traditional duration-sensitive bonds. The Income Fund may invest in debt securities of any maturity and any quality, including below-investment grade debt (also known as “junk bonds”). The Income Fund may also invest in equity securities including those of private funds, such as hedge funds and private equity funds, exchange-traded-notes (ETNs”), exchange-traded funds (“ETFs”), mutual funds, and publicly traded and non-publicly traded business development companies ("BDCs"). Investments in illiquid private funds, including illiquid hedge funds and private equity funds, will be limited to no more than 15% of the Income Fund’s net assets. The Income Fund may invest in equity securities of any market capitalization. The Income Fund may invest without limitation in investments tied economically to any country in the world, including emerging market countries.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets
Exchange-Traded Funds	45.83%
Corporate Bonds	45.03%
Closed-End Funds	3.57%
U.S. Government Securities	2.36%
Preferred Stock	0.35%
Partnership	0.31%
Asset Backed Securities	0.15%
Mortgage Backed Securities	0.10%
Common Stock	(2.11)%
Other, Cash and Cash Equivalents	4.41%
100.00%

The percentages in the above table are based on the portfolio holdings of the Income Fund as of September 30, 2020, and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

COMMON STOCK - 12.36%	Shares	Value

Aerospace & Defense - 0.92%
Boeing Co.	2,150	$355,309

Airlines - 0.96%
American Airlines Group, Inc.	30,000	368,700

Banks - 0.82%
JPMorgan Chase & Co.	3,300	317,691

Beverages - 0.93%
Constellation Brands, Inc. - Class A	1,900	360,069

Building Materials - 0.98%
Vulcan Materials Co.	2,800	379,512

Diversified Financial Services - 0.83%
Visa, Inc. - Class A	1,605	320,952

Entertainment - 1.51%
Cinemark Holdings, Inc.	24,700	247,000
Live Nation Entertainment, Inc. (a)	6,205	334,325
		581,325
Holdings Companies - Diversified - 0.95%
Jaws Acquisition Corp. (a)	33,000	365,310

Lodging - 0.83%
Las Vegas Sands Corp.	6,900	321,954

Media - 0.85%
Walt Disney Co.	2,650	328,812

Miscellaneous Manufacturing - 0.93%
Smith and Wesson Brands, Inc.	23,000	356,960

Oil & Gas - 0.74%
Pioneer Natural Resources Co.	3,300	283,767

Software - 1.11%
DocuSign, Inc. (a)	2,000	430,480

TOTAL COMMON STOCK (Cost $4,872,634)		4,770,841

PREFERRED STOCK - 0.38%

Retail - 0.38%
Fat Brands, Inc., 8.25%	10,000	147,600

TOTAL PREFERRED STOCK (Cost $249,500)		147,600

CLOSED-END FUNDS - 2.66%
Eaton Vance Limited Duration Income Fund (b)	63,200	714,792
Royce Value Trust, Inc.	24,549	310,299

TOTAL CLOSED-END FUNDS (Cost 1,073,640)		1,025,091

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

EXCHANGE-TRADED FUNDS - 48.26%	Shares	Value

Commodity Funds - 2.22%
iShares Gold Trust ETF (a)	47,600	$856,324

Debt Funds - 6.48%
SPDR Bloomberg Barclays High Yield Bond ETF	24,000	2,502,480

Equity Funds - 39.56%
Consumer Discretionary Select Sector SPDR Fund	2,650	389,497
Industrial Select Sector SPDR Fund	4,700	361,806
Invesco QQQ Trust Series 1	2,500	694,600
Invesco S&P 500 Equal Weight ETF	36,000	3,891,960
iShares MSCI ACWI ETF (b)	31,800	2,541,456
iShares MSCI Emerging Markets ETF (b)	68,400	3,015,756
SPDR S&P 500 ETF Trust (b)	10,000	3,348,900
VanEck Vectors Agribusiness ETF	8,100	546,669
VanEck Vectors Gaming ETF	12,100	473,473
		15,264,117

TOTAL EXCHANGE-TRADED FUNDS (Cost $17,347,568)		18,622,921

MUTUAL FUNDS - 7.09%

Asset Allocation Fund - 7.09%
Timber Point Alternative Income Fund (d)	329,767	2,737,066

Equity Fund - 0.00%
LS Opportunity Fund	—	1

TOTAL MUTUAL FUNDS (Cost $2,590,539)		2,737,067

HEDGE FUND - 10.20%
ACA Master Select Fund LP (a) (d) (g)	43,376	3,934,405

TOTAL HEDGE FUND (Cost $4,456,058)		3,934,405

WARRANTS - 2.46%
FAT Brands, Inc. (a)	50,000	65,500
Forum Merger II Corp. (a)	100,000	884,000

TOTAL WARRANTS (Cost $775,773)		949,500

BONDS & NOTES - 0.02%	Principal Amount

Asset Backed Securities - 0.01%
Countrywide Asset-Backed Certificates, 5.22%, 10/25/2017 (b) (e )	$1,474	1,524
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	497	511

Total Asset Backed Securities (Cost $1,971)		2,035

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

BONDS & NOTES - 0.02%	Principal Amount	Value

Mortgage Backed Securities - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	$2,402	$2,365
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.192%, 09/25/2036 (b) (e)	7,418	3,157

Total Mortgage Backed Securities (Cost $5,649)		5,522

TOTAL BONDS & NOTES (Cost $7,620)		7,557

PARTNERSHIP - 0.75%	Shares
K-20 Partners Fund, LP (a) (d) (f)	241,208	290,863

TOTAL PARTNERSHIP (Cost $241,208)		290,863

SHORT-TERM INVESTMENT - 1.44%

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01%(c)	553,748	553,748

TOTAL SHORT-TERM INVESTMENT (Cost $553,748)		553,748

TOTAL INVESTMENTS (Cost $32,168,288) - 85.62%		33,039,593

SECURITIES SOLD SHORT (Proceeds $1,493,725) (3.56%)		(1,372,860)

OPTIONS WRITTEN (Premiums Received $61,053) - (0.15%)		(57,600)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 18.09%		6,978,950

NET ASSETS - 100%		$38,588,083

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short and put options written.

(c) Rate shown represents the 7-day effective yield at September 30, 2020, is subject to change and resets daily.

(d) Affiliated investment company.

(e) Variable rate security - Interest rate shown represents the rate on September 30, 2020.

(f) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2020. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section in Note 3 of the accompanying notes to the financial statements. This private equity fund was sold by the Global Fund on November 30, 2020.

(g) Private equity fund initially purchased on March 1, 2016 that invested in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Effective August 1, 2020, the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D) merged, and the combined entity was renamed to One Oak Multi-Strategy Fund, LLC. Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2020. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section in Note 3 of the accompanying notes to the financial statements.

ETF - Exchange Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2020	ANNUAL REPORT

SECURITIES SOLD SHORT - (3.56)%
	Shares	Value
COMMON STOCK - (3.56)%

Auto Manufacturers - (0.48)%
Nikola Corp.	9,000	$184,320

REITS - (3.08)%
SL Green Realty Corp.	14,000	649,180
Vornado Realty Trust	16,000	539,360
		1,188,540

TOTAL COMMON STOCK (Proceeds $1,493,725)		1,372,860

TOTAL SECURITIES SOLD SHORT (Proceeds $1,493,725)		$1,372,860

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS
September 30, 2020	ANNUAL REPORT

OPTIONS WRITTEN - (0.15%)
PUT OPTIONS WRITTEN - (0.15%)	Contracts[1]	Notional Amount	Exercise Price	Expiration	Value

Nikola Corp.	30	$45,000	$15	10/2/2020	$600
Forum Mergers II Corp.	150	$375,000	$25	10/16/2020	57,000

TOTAL PUT OPTIONS WRITTEN (Premiums Received $61,053)					57,600

TOTAL OPTIONS WRITTEN (Premiums Received $61,053)					$57,600

1 Each option contract is equivalent to 100 shares of the underlying common stock. All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - TOTAL RETURN SWAP
September 30, 2020

TOTAL RETURN SWAP - (1.22)%
Unrealized Depreciation
The CPAS dbSelect Basket (the “Basket”) is a proprietary swap of Deutsche Bank AG. The number of shares is 250,752, with a receivable rate of 0.39% (Fed Funds Rate +30bps). The Basket will be governed by Deutsche Bank AG operating through Deutsche Bank Index Quant (“DBIQ”), an independent research unit within Deutsche Bank AG via its internal processes and the “Basket Calculation Agent” shall mean Deutsche Bank AG acting in such capacity or any successor thereto. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices. The swap became effective on November 5, 2019. The termination date is the earlier of: (i) 5 years after the Effective Date, subject to adjustment in accordance with the Business Day Convention or (ii) an Early Termination Date designated pursuant to an Additional Termination Event. (Notional Value $25,000,000).	$(469,601)
$(469,601)

CPAS dbSelect Basket Holdings

LONG FUTURES CONTRACTS - (0.03)%	Contracts	Counterparty	Notional Amount	Expiration	Unrealized Appreciation (Depreciation)	Percentage of Total Return Swap Unrealized Appreciation (Depreciation)

10 year US Treasury Notes Future	7	Deutsche Bank AG	$976,609	12/21/2020	$3,712	(0.79)%
2 year US Treasury Notes Future	15	Deutsche Bank AG	3,314,180	12/31/2020	1,755	(0.37)%
5 year US Treasury Notes Future	21	Deutsche Bank AG	2,646,656	12/31/2020	5,405	(1.15)%
Gasoline RBOB Future	4	Deutsche Bank AG	196,526	10/30/2020	(8,503)	1.81%
Light Sweet Crude Oil (WTI) Future	1	Deutsche Bank AG	39,905	10/20/2020	(2,700)	0.57%
Gold	3	Deutsche Bank AG	571,605	12/29/2020	(6,154)	1.31%
AUD/USD	7	Deutsche Bank AG	502,040	12/14/2020	(4,724)	1.01%
CHF/USD	7	Deutsche Bank AG	956,638	12/14/2020	(917)	0.20%
EUR/USD	1	Deutsche Bank AG	147,056	12/14/2020	(689)	0.15%
NZD/USD	2	Deutsche Bank AG	132,280	12/14/2020	(369)	0.08%
					(13,184)
SHORT FUTURES CONTRACTS - (0.23)%

Corn Future	(15)	Deutsche Bank AG	(273,281)	12/14/2020	(7,768)	1.65%
Cotton No.2 Future	(8)	Deutsche Bank AG	(263,480)	12/8/2020	(23,879)	5.08%
Soybeans Future	(7)	Deutsche Bank AG	(350,919)	11/13/2020	(48,697)	10.37%
Wheat Future	(13)	Deutsche Bank AG	(366,681)	12/14/2020	(19,061)	4.06%
Copper Future	(4)	Deutsche Bank AG	(303,775)	12/29/2020	(8,460)	1.80%
Henry Hub Natural Gas Future	(2)	Deutsche Bank AG	(51,450)	10/28/2020	5,241	(1.12)%
NY Harbour ULSD Future	(3)	Deutsche Bank AG	(144,106)	10/30/2020	17,018	(3.62)%
JPY/USD	(3)	Deutsche Bank AG	(356,063)	12/14/2020	(1,834)	0.39%
US Dollar Index Future	(2)	Deutsche Bank AG	(187,854)	12/14/2020	(1,981)	0.42%
					(89,421)

CALL OPTIONS PURCHASED - 0.08%		Notional Amount	Exercise Price

S&P 500 Volatility Index Option	500	$7,500,000	$150.00	11/18/2020	2,496	(0.53)%
S&P 500 Volatility Index Option	500	7,000,000	140.00	11/18/2020	2,496	(0.53)%
S&P 500 Volatility Index Option	100	600,000	60.00	11/18/2020	6,988	(1.49)%
S&P 500 Volatility Index Option	500	7,500,000	150.00	12/16/2020	3,743	(0.80)%
S&P 500 Volatility Index Option	500	7,000,000	140.00	12/16/2020	3,743	(0.80)%
S&P 500 Volatility Index Option	100	600,000	60.00	12/16/2020	9,983	(2.13)%
					29,449

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

PREFERRED STOCK - 0.35%	Shares	Value

Banks - 0.29%
Bank of America Corp., 6.200%	1,900	$48,108

Diversified Financial Services - 0.06%
Legg Mason, Inc., 6.375%	400	10,212

TOTAL PREFERRED STOCK (Cost $60,843)		58,320

CLOSED-END FUNDS - 3.57%

Eaton Vance Limited Duration Income Fund	30,000	339,300
Royce Value Trust, Inc.	20,629	260,750

TOTAL CLOSED END FUNDS (Cost $629,671)		600,050

EXCHANGE-TRADED FUNDS - 45.83%

Commodity Funds - 2.41%
iShares Gold Trust (a)	22,500	404,775

Debt Funds - 43.42%
iShares Broad USD High Yield Corporate Bond ETF (b)	55,000	2,170,850
iShares Core U.S. Aggregate Bond ETF (b)	12,000	1,416,720
SPDR Bloomberg Barclays High Yield Bond ETF (b)	25,000	2,606,750
VanEck Vectors Fallen Angel High Yield Bond ETF (b)	37,000	1,100,380
		7,294,700

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,445,093)		7,699,475

BONDS & NOTES - 47.64%	Principal Amount

Asset Backed Securities - 0.15%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.006%, due 12/25/2033 (d)	$953	990
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (d) (h)	4,348	4,494
Fremont Home Loan Trust 2005-B, 0.880% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035 (d)	18,189	18,157
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	332	339
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	248	250
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	926	951

Total Asset Backed Securities (Cost $23,373)		25,181

Corporate Bonds - 45.03%

Agriculture - 1.59%
BAT Capital Corp., 3.222%, due 08/15/2024	250,000	267,479

Airlines - 2.94%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	57,417	49,200
Delta Air Lines, Inc., 3.625%, due 03/15/2022	250,000	245,632
Delta Air Lines, Inc., 3.400%, due 04/19/2021	200,000	199,200
		494,032
Auto Manufacturers - 4.35%
Fiat Chrysler Automobiles NV, 5.250%, due 04/15/2023	200,000	210,000
Ford Motor Co., 8.500%, due 04/21/2023	100,000	109,000
Ford Motor Credit Co. LLC, 3.336%, due 03/18/2021	200,000	200,050
General Motors Financial Co., Inc., 3.950%, due 04/13/2024	200,000	211,611
		730,661

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

BONDS & NOTES - 47.64% (continued)	Principal Amount	Value

Corporate Bonds - 45.03% (continued)

Auto Parts & Equipment - 1.19%
Goodyear Tire & Rubber Co., 5.125%, due 11/15/2023	$200,000	$200,000

Banks - 0.93%
CIT Group, Inc., 5.000%, due 08/01/2023	150,000	155,625

Chemicals - 1.22%
Olin Corp., 5.500%, due 08/15/2022	200,000	204,500

Commercial Services - 0.45%
Block Financial LLC, 3.875%, due 08/15/2030	75,000	75,627

Computers - 1.97%
Apple, Inc., 2.400%, due 08/20/2050	75,000	74,826
EMC Corp., 3.375%, due 06/01/2023	250,000	256,250
		331,076
Diversified Financial Services - 3.86%
Air Lease Corp., 2.300%, due 02/01/2025	250,000	245,982
Aircastle Ltd., 4.400%, due 09/25/2023	200,000	197,850
Ally Financial, Inc., 4.125%, due 02/13/2022	150,000	155,445
VISA, Inc., 1.100%, due 02/15/2031	50,000	49,082
		648,359
Food - 0.60%
TreeHouse Foods, Inc., 4.000%, due 09/01/2028	100,000	101,138

Healthcare Services - 2.90%
Centene Corp., 4.750%, due 01/15/2025	230,000	236,394
Tenet Healthcare Corp., 4.625%, due 07/15/2024	250,000	251,250
		487,644
Housewares - 1.56%
Newell Brands, Inc., 3.850%, due 04/01/2023	250,000	261,320

Insurance - 0.30%
Radian Group, Inc., 4.500%, due 10/01/2024	50,000	49,635

Internet - 1.47%
Alphabet, Inc., 2.050%, due 08/15/2050	75,000	70,199
Amazon.com, Inc., 2.500%, due 06/03/2050	75,000	76,501
VeriSign, Inc., 4.625%, due 05/01/2023	100,000	100,510
		247,210
Iron & Steel - 0.94%
ArcelorMittal SA, 3.600%, due 07/16/2024 - Luxembourg	150,000	157,136

Lodging - 1.73%
Marriott International, Inc./MD, 5.750%, due 05/01/2025	165,000	184,143
Marriott International, Inc./MD, 4.625%, due 06/15/2030	100,000	107,095
		291,238
Media - 1.80%
AMC Networks, Inc., 5.000%, due 04/01/2024	250,000	255,625
Univision Communications, Inc., 5.125%, due 02/15/2025 (f)	50,000	47,375
		303,000
Oil & Gas - 4.06%
Petrobras Global Finance BV, 5.375%, due 01/27/2021 - Netherlands	250,000	252,188
Petroleos Mexicanos, 5.500%, due 01/21/2021 - Mexico	200,000	201,750
Continental Resources, Inc., 4.500%, due 04/15/2023	150,000	142,950
Apache Corp., 3.250%, due 04/15/2022	45,000	44,374
Range Resources Corp., 5.750%, due 06/01/2021	42,000	41,370
		682,632

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

BONDS & NOTES - 47.64% (continued)	Principal Amount	Value

Corporate Bonds - 45.03% (continued)

Packaging & Containers - 2.17%
Ball Corp., 4.000%, due 11/15/2023	$250,000	$265,375
Ball Corp., 2.875%, due 08/15/2030	100,000	98,875
		364,250
Pipelines - 1.77%
EQM Midstream Partners LP, 4.750%, due 07/15/2023	200,000	199,610
Rockies Express Pipeline LLC, 3.600%, due 05/15/2025 (f)	100,000	98,020
		297,630
REITS - 1.26%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	212,056

Retail - 3.82%
Macy’s Retail Holding LLC, 3.450%, due 01/15/2021	125,000	123,437
Penske Automotive Group, Inc., 5.500%, due 05/15/2026	250,000	257,895
QVC, Inc., 4.850%, due 04/01/2024	250,000	261,275
		642,607
Telecommunications - 2.15%
CenturyLink, Inc., 5.800%, due 03/15/2022	100,000	103,130
T-Mobile USA, Inc., 4.500%, due 02/01/2026	250,000	257,600
		360,730

Total Corporate Bonds (Cost $7,500,089)		7,565,585

Mortgage Backed Securities - 0.10%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	7,192	7,081
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.192%, due 09/25/2036 (d)	22,255	9,472

Total Mortgage Backed Securities (Cost $16,855)		16,553

U.S. Government Securities - 2.36%
United States Treasury Notes, 0.250%, due 08/31/2025	175,000	174,863
United States Treasury Notes, 1.375%, due 08/15/2050	120,000	117,769
United States Treasury Notes, 0.625%, due 08/15/2030	105,000	104,475

Total U.S. Government Securities (Cost $395,691)		397,107

TOTAL BONDS & NOTES (Cost $7,936,008)		8,004,426

PARTNERSHIP - 0.31%	Shares
K-20 Partners Fund LP (a) (e) (g)	42,914	52,525

TOTAL PARTNERSHIP (Cost $44,901)		52,525

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2020	ANNUAL REPORT

SHORT-TERM INVESTMENT - 3.23%	Shares	Value

Federated Hermes Government Obligations Fund - Institutional Shares, 0.01%(c)	542,988	$542,988

TOTAL SHORT-TERM INVESTMENT (Cost $542,988)		542,988

TOTAL INVESTMENTS (Cost $16,659,504) - 100.93%		16,957,784

SECURITIES SOLD SHORT (Proceeds $358,923) - (2.11%)		(354,030)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.18%		197,457

NET ASSETS - 100%		$16,801,211

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for securities sold short.

(c) Rate shown represents the 7-day effective yield at September 30, 2020, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on September 30, 2020.

(e) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2020. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section in Note 3 of the accompanying notes to the financial statements. This private equity fund was sold by the Income Fund on November 30, 2020.

(f) Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.

(g) Affiliated investment company.

(h) Principal payments are still being received, not yet matured.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

NV - naamloze vennootschap (Belgian equivalent of public limited company)

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

TIMBER POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2020	ANNUAL REPORT

SECURITIES SOLD SHORT - (2.11)%

COMMON STOCK - (2.11)%	Shares	Value

REITS - (2.11)%
SL Green Realty Corp.	4,000	$(185,480)
Vornado Realty Trust	5,000	(168,550)

Total REITS (Cost 358,923)		(354,030)

TOTAL COMMON STOCK (Proceeds $358,923)		(354,030)

TOTAL SECURITIES SOLD SHORT (Proceeds $358,923)		$(354,030)

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2020	ANNUAL REPORT

	Timber Point Global Allocations Fund (a)	Timber Point Alternative Income Fund
Assets:
Investment securities:
Unaffiliated Securities at Cost	$24,880,485	$16,614,603
Affiliated Securities at Cost	7,287,803	44,901
Total Securities at Cost	32,168,288	16,659,504
Unaffiliated Securities at Value	26,077,259	16,905,259
Affiliated Securities at Value	6,962,334	52,525
Deposits at brokers:
For securities sold short and options written - Goldman Sachs & Co. LLC	1,601,556	403,226
For swaps - Deutsche Bank AG	6,000,000	—
Due from adviser	14,657	6,387
Receivables:
Interest	24	95,171
Dividends	29,174	736
Investment securities sold	—	73,678
Fund shares sold	53	9
Prepaid expenses and other assets	13,516	7,895
Total assets	40,698,573	17,544,886

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	1,493,725	358,923
Premiums received from options written	61,053	—
Total proceeds and premiums from securities sold short and options written	1,554,778	358,923
Securities sold short at value	1,372,860	354,030
Options written at value	57,600	—
Total securities sold short and options written at value	1,430,460	354,030
Unrealized depreciation on swaps	469,601	—
Payables:
Investment securities purchased	134,712	372,254
Fund shares redeemed	46,922	—
Dividend expense from securities sold short	4,130	1,180
Due to administrator	10,566	6,457
Accrued expenses	14,099	9,754
Total liabilities	2,110,490	743,675
Net Assets	$38,588,083	$16,801,211

Sources of Net Assets:
Paid-in capital	$46,608,392	$18,666,800
Total accumulated losses	(8,020,309)	(1,865,589)
Total Net Assets	$38,588,083	$16,801,211

Institutional Class Shares:
Net assets	$38,588,083	$16,801,211
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	4,233,730	2,019,687
Net Asset Value, Offering and Redemption Price Per Share	$9.11	$8.32

(a) Amounts for the Timber Point Global Allocations Fund are consolidated.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF OPERATIONS

ANNUAL REPORT

	Timber Point Global Allocations Fund (a)	Timber Point Alternative Income Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2020

Investment income:
Dividends	$393,584	$286,690
Dividends from affiliated funds	5,900	—
Interest	23,731	306,653
Total investment income	423,215	593,343

Expenses:
Management fees (Note 7)	205,707	157,594
Distribution (12b-1) fees - Investor Class (Note 7) (b)	641	25,245
Accounting and transfer agent fees and expenses	129,024	103,399
Trustee fees and expenses	31,023	31,023
Legal fees	23,562	23,945
Audit fees	22,642	22,642
Non-12b-1 shareholder servicing expense	15,863	12,784
Liquidity Rule fees	14,406	14,406
Reports to shareholders	14,343	14,563
Interest expense	12,850	6,876
Compliance officer fees	11,875	11,875
Dividends on securities sold short	11,422	7,528
Registration and filing fees	9,754	5,934
Custodian fees	9,436	7,915
Miscellaneous	9,416	8,674
Pricing fees	5,704	20,501
Insurance	2,506	1,560
Brokerage account fees	278	75
Total expenses	530,452	476,539
Less:
Fees waived by Adviser (Note 7)	(169,994)	(121,629)
Fees waived by Adviser for affiliated holdings (Note 7)	(11,895)	(172)
Distribution (12b-1) fees waived (Note 7)	—	(6,939)
Net expenses	348,563	347,799

Net investment income	74,652	245,544

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	180,595	(743,878)
Affiliated Investments	34,662	151,080
Options written	(101,560)	(27,254)
Securities sold short	(843,330)	(202,646)
Net realized loss on investments, options written and securities sold short	(729,633)	(822,698)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	256,063	288,648
Affiliated Investments	101,269	(50,847)
Options written	3,453	—
Securities sold short	84,843	(6,739)
Swaps	(210,708)	—
Net change in unrealized appreciation (depreciation) on investments, options written, securities sold short and swaps	234,920	231,062

Net loss on investments, options written, securities sold short and swaps	(494,713)	(591,636)

Net decrease in net assets resulting from operations	$(420,061)	$(346,092)

(a) Amounts for the Timber Point Global Allocations Fund are consolidated.

(b) Distribution (12b-1) fees were for each Fund’s Investor Class shares. Effective May 29, 2020, each Fund’s Investor Class shares were exchanged into each Fund’s Institutional Class shares. Upon completion of each Fund’s share class exchange, each Fund’s Distribution (12b-1) plans were terminated.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT

	Timber Point Global Allocations Fund

	For the Year Ended September 30, 2020 (b)	For the Year Ended September 30, 2019

Increase (decrease) in net assets from:
Operations:
Net investment income	$74,652	$197,849
Net realized loss from investments, options written and securities sold short	(729,633)	(185,605)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations, options written, securities sold short and swaps	234,920	(277,442)
Net decrease in net assets resulting from operations	(420,061)	(265,198)

Distributions to shareholders from:
Total distributable earnings - Investor Class	(1,988)	(8,006)
Total distributable earnings - Institutional Class	(233,930)	(130,253)
Total distributions	(235,918)	(138,259)

From shares of beneficial interest:
Proceeds from shares sold:
Investor Class	3,000	30,200
Institutional Class	9,074,503	8,194,895
Net asset value of shares issued in exchange (a):
Institutional Class	318,796	—
Net asset value of shares issued from merger (Note 9):
Institutional Class	17,507,109	—
Net asset value of shares issued in reinvestment of distributions:
Investor Class	1,294	6,676
Institutional Class	81,267	22,321
Payments for shares redeemed:
Investor Class	(222,798)	(1,168,742)
Institutional Class	(10,540,218)	(1,502,898)
Net asset value of shares exchanged (a):
Investor Class	(318,796)	—
Increase in net assets from transactions in shares of beneficial interest	15,904,157	5,582,452

Increase in net assets	15,248,178	5,178,995

Net Assets:
Beginning of year	23,339,905	18,160,910

End of year	$38,588,083	$23,339,905

Capital share activity:
Investor Class:
Shares Sold	393	3,294
Shares Reinvested	137	819
Shares Redeemed	(25,196)	(131,405)
Shares Exchanged (a)	(36,812)	—
Net decrease in shares of beneficial interest outstanding	(61,478)	(127,292)
Institutional Class:
Shares Sold	1,018,730	911,915
Shares from Exchange (a)	36,601	—
Shares from Merger (Note 9)	1,894,709	—
Shares Reinvested	8,573	2,732
Shares Redeemed	(1,244,968)	(165,179)
Net increase in shares of beneficial interest outstanding	1,713,645	749,468

(a) Effective May 29, 2020, Investor Shares were exchanged into the Institutional Shares.

(b) Amounts for the year ended September 30, 2020 are consolidated.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

ANNUAL REPORT

	Timber Point Alternative Income Fund

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019

Increase (decrease) in net assets from:
Operations:
Net investment income	$245,544	$149,529
Net realized loss from investments, options written and securities sold short	(822,698)	(6,057)
Net change in unrealized appreciation (depreciation) on investments, options written and securities sold short	231,062	(12,509)
Net increase (decrease) in net assets resulting from operations	(346,092)	130,963

Distributions to shareholders from:
Total distributable earnings - Investor Class	(184,308)	(26,240)
Total distributable earnings - Institutional Class	(622)	—
Total distributions	(184,930)	(26,240)

From shares of beneficial interest:
Proceeds from shares sold:
Investor Class	11,484,070	4,038,174
Institutional Class	1,483,397	75,000
Net asset value of shares issued in exchange (a):
Institutional Class	16,361,514	—
Net asset value of shares issued in reinvestment of distributions:
Investor Class	74,499	14,311
Institutional Class	622	—
Payments for shares redeemed:
Investor Class	(6,064,298)	(2,265,361)
Institutional Class	(1,561,659)	(34,000)
Net asset value of shares exchanged (a):
Investor Class	(16,361,514)	—
Increase in net assets from transactions in shares of beneficial interest	5,416,631	1,828,124

Increase in net assets	4,885,609	1,932,847

Net Assets:
Beginning of year	11,915,602	9,982,755

End of year	$16,801,211	$11,915,602

Capital share activity:
Investor Class:
Shares Sold	1,380,096	476,334
Shares Reinvested	8,693	1,796
Shares Redeemed	(752,791)	(269,703)
Shares Exchanged (a)	(2,027,449)	—
Net increase (decrease) in shares of beneficial interest outstanding	(1,391,451)	208,427
Institutional Class:
Shares Sold	177,437	9,036
Shares from Exchange (a)	2,022,437	—
Shares Reinvested	73	—
Shares Redeemed	(185,296)	(4,000)
Net increase in shares of beneficial interest outstanding	2,014,651	5,036

(a) Effective May 29, 2020, Investor Shares were exchanged into the Institutional Shares.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2020	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	Timber Point Global Allocations Fund

	Institutional Class
	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016
Net Asset Value, Beginning of Year/Period	$9.04		$9.28		$8.89		$8.39	$8.26		$9.90

Investment Operations:
Net investment income (1)	0.03		0.09		0.03		0.10	0.36		0.38
Net realized and unrealized gain (loss) on investments	0.13	(10)	(0.25)		0.36		0.49	0.11		(1.14)
Total from investment operations	0.16		(0.16)		0.39		0.59	0.47		(0.76)

Distributions:
From net investment income	(0.09)		(0.08)		—		(0.10)	(0.22)		(0.29)
From return of capital	—		—		—		—	(0.12)		(0.59)
Total distributions	(0.09)		(0.08)		—		(0.10)	(0.34)		(0.88)

Paid in capital from redemption fees	—		—		0.00	(8)	0.01	0.00	(8)	0.00 (8)

Net Asset Value, End of Year/Period	$9.11		$9.04		$9.28		$8.89	$8.39		$8.26

Total Return (2)	1.73	%(9)	(1.68	)%(9)	4.39	%(5)	7.22%	5.82	%(7)	(7.61)%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$38,588		$22,789		$16,428		$9,926	$3,583		$1,105

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.23%		2.41%		2.69	%(6)	3.55%	3.75%		4.88%
After fees waived and expenses reimbursed	1.46%		1.32%		1.07	%(6)	1.14%	1.05%		1.04%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.13%		2.32%		2.54	%(6)	3.41%	3.75%		4.84%
After fees waived and expenses reimbursed	1.36%		1.23%		0.92	%(6)	1.00%	1.05%		1.00%

Ratios of net investment income to average net assets (3) (4)	0.31%		1.01%		0.96	%(6)	1.16%	4.36%		4.19%

Portfolio turnover rate	385%		176%		73	%(5)	324%	101%		160%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	As a result of a trade error, the Timber Point Global Allocations Fund (formerly the Crow Point Global Tactical Allocation Fund) experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(8)	Amount represents less than $0.01 per share.
(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(10)	The amount of net realized and unrealized gain on investments per share for the year ended September 30, 2020, does not accord with the amounts in the Consolidated Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

TIMBER POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2020	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the year or period indicated.

	Timber Point Alternative Income Fund

	Institutional Class
	For the Year Ended September 30, 2020		For the Period Ended September 30, 2019 (a)

Net Asset Value, Beginning of Year/Period	$8.54		$8.30

Investment Operations:
Net investment income (1)	0.09		0.07
Net realized and unrealized gain (loss) on investments and options	(0.19)		0.17	(8)
Total from investment operations	(0.10)		0.24

Distributions:
From net investment income	(0.12)		—
Total distributions	(0.12)		—

Net Asset Value, End of Year/Period	$8.32		$8.54

Total Return (2)	(1.17)%	(7)	2.89	%(5)(7)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$16,801		$43

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.97%		3.29	%(6)
After fees waived and expenses reimbursed	2.04%		2.11	%(6)

Ratios of expenses to average net assets (excluding dividends and interest) (3):
Before fees waived and expenses reimbursed	2.79%		3.18	%(6)
After fees waived and expenses reimbursed	1.86%		2.00	%(6)

Ratios of net investment income to average net assets (3) (4)	1.11%		1.42	%(6)

Portfolio turnover rate	287%		169	%(5)

(a)	The Timber Point Alternative Income Fund (formerly the Crow Point Alternative Income Fund) Institutional Shares commenced operations on February 12, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(8)	The amount of net realized and unrealized gain on investment per share for the period, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

1.	ORGANIZATION

The Timber Point Global Allocations Fund, formerly, the Crow Point Global Tactical Allocation Fund (the “Global Fund”), and the Timber Point Alternative Income Fund, formerly, the Crow Point Alternative Income Fund (the “Income Fund”) (collectively, the “Funds”) were organized on October 6, 2017 as separate diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Fund’s investment objective is to seek income with long-term growth of capital as a secondary objective. The Income Fund’s investment objective is to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

Each Fund offered two classes of shares, Investor Class and Institutional Class. Effective May 29, 2020, the Investor Class shares of each Fund were exchanged for Institutional Class shares. Each Fund’s Investor Class shares are no longer offered for purchase. Income and realized/unrealized gains or losses were allocated to each class based on relative net assets.

On August 21, 2020, shareholders of the Timber Point Alternatives Fund (the "Alternatives Fund") (formerly the EAS Crow Point Alternatives Fund) approved the merger of the Alternatives Fund into the Global Fund. Upon the closing of the merger, the Alternatives Fund transferred all its assets and liabilities to the Global Fund in exchange for shares of beneficial interest in the Global Fund. As part of the merger, the Global Fund became the sole owner of CPAS Fund Ltd., a wholly-owned Cayman subsidiary. See Note 9 for further details.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)            Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)            Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

c)            Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d)           Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

e)           Wholly Owned Subsidiary – The Global Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Timber Point Capital Management LLC (the “Adviser”) and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of September 30, 2020, total net assets of the Global Fund were $38,588,083 of which $5,686,889, or approximately 14.74%, represented the Global Fund’s ownership of the shares of the Subsidiary.

f)            Swap Agreements – The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

                A total return swap is a swap agreement in which one party makes payments based on a set rate (either fixed or variable), while the other party makes payments based on the return of an underlying asset that includes both the income it generates and any capital gains. A currency swap (also known as a cross-currency swap) is an off-balance sheet transaction in which two parties exchange principal and interest in different currencies. The parties involved in currency swaps are generally financial institutions that either act on their own or as an agent for a non-financial entity. The purpose of a currency swap is to hedge exposure to exchange rate risk or reduce the cost of borrowing a foreign currency.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Whether the Funds’ use of swap agreements enhance the Funds’ total returns will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds’ adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

g)            Federal Income Taxes – The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statements of operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Funds to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax jurisdictions and certain state tax jurisdictions. As of and during the year ended May 31, 2018, the period ended September 30, 2018, the year ended September 30, 2019 and the year ended September 30, 2020 for the Global Fund; and the years ended September 30, 2017 through September 30, 2019 and the year ended September 30, 2020 for the Income Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

h)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

i)             Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)             Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income and expenses are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

3.	SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

3.	SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, ETFs, mutual funds and CEFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

3.	SECURITIES VALUATIONS (continued)

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of September 30, 2020.

Global Fund: Financial Instruments – Assets Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$4,770,841	$—	$—	$4,770,841
Closed-End Funds (1)	1,025,091	—	—	1,025,091
Exchange-Traded Funds (1)	18,622,921	—	—	18,622,921
Hedge Fund measured at net asset value (2)	—	—	—	3,934,405
Mutual Funds (1)	2,737,066	1	—	2,737,067
Preferred Stock (1)	147,600	—	—	147,600
Asset Backed Securities	—	2,035	—	2,035
Mortgage Backed Securities	—	5,522	—	5,522
Partnership measured at net asset value (2)	—	—	—	290,863
Warrants	884,000	65,500	—	949,500
Short-Term Investment	553,748	—	—	553,748
Total Assets	$28,741,267	$73,058	$—	$33,039,593

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

3.	SECURITIES VALUATIONS (continued)

Financial Instruments – Liabilities Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$1,372,860	$—	$—	$1,372,860
Put Options Written	57,600	—	—	57,600
Total Return Swap (3)	—	469,601	—	469,601
Total Liabilities	$1,430,460	$469,601	$—	$1,900,061

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Consolidated Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

(3) Total return swaps are valued at the unrealized appreciation (depreciation) of the instrument.

Income Fund: Financial Instruments – Assets Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$58,320	$—	$—	$58,320
Closed-End Funds (1)	600,050	—	—	600,050
Exchange-Traded Funds (1)	7,699,475	—	—	7,699,475
Asset Backed Securities	—	25,181	—	25,181
Corporate Bonds (1)	—	7,565,585	—	7,565,585
U.S. Government Securities	—	397,107	—	397,107
Mortgage Backed Securities	—	16,553	—	16,553
Partnership measured at net asset value (2)	—	—	—	52,525
Short-Term Investment	542,988	—	—	542,988
Total Assets	$8,900,833	$8,004,426	$—	$16,957,784

Financial Instruments – Liabilities Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$354,030	$—	$—	$354,030
Total Liabilities	$354,030	$—	$—	$354,030

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Funds did not hold any level 3 securities during the period.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

4.	DERIVATIVES TRANSACTIONS

As of September 30, 2020 portfolio securities valued at $3,874,416 and $2,515,980 were held in escrow by the custodian as collateral for securities sold short and options written by the Global Fund and Income Fund, respectively.

As of September 30, 2020, CPAS Fund Ltd., the wholly owned subsidiary of the Global Fund had cash of $6,000,000 being held at the broker as collateral for its swap investment.

As of September 30, 2020, the location on the Consolidated Statement of Assets and Liabilities for the Global Fund for financial derivative instrument fair values is as follows:

Global Fund:
Liabilities	Location	Market Value
Put options written	Options written, at value	$57,600
Swaps	Unrealized depreciation on Swaps	469,601
Total Liabilities		$527,201

For the Income Fund, there were no open derivative contracts at September 30, 2020.

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the year ended September 30, 2020 are recorded in the following locations in the Consolidated Statement of Operations for the Global Fund and the Statement of Operations for the Income Fund:

Global Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts	Basket *
Call options purchased	Unaffiliated Investments	$(2,352)	$—
Put options purchased	Unaffiliated Investments	9,270	—
Put options written	Options written	3,453	—
Swaps	Swaps	—	(210,708)
		$10,371	$(210,708)

* Swaps contain investments that have “Basket” exposure. The Basket may offer exposure to over-the-counter foreign exchange and currency option transactions and to exchange-traded futures and options related to commodities, metals, financial instruments, currencies, interest rates or indices.

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$361,221
Put options purchased	Unaffiliated Investments	(249,434)
Call options written	Options written	(260,844)
Put options written	Options written	159,284
		$10,227

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

4.	DERIVATIVES TRANSACTIONS (continued)

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$1,316
Put options purchased	Unaffiliated Investments	3,467
		$4,783

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$76,228
Put options purchased	Unaffiliated Investments	(67,444)
Call options written	Options written	(53,930)
Put options written	Options written	26,676
		$(18,470)

The following table indicates the average volume for the period:

Global Fund	Average Notional Value
Call Options Purchased	$699,731
Put Options Purchased	327,231
Call Options Written	(80,769)
Put Options Written	(676,769)
Swaps	3,461,538

Income Fund	Average Notional Value
Call Options Purchased	$275,769
Put Options Purchased	114,538
Call Options Written	—
Put Options Written	(123,885)

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

	Purchases	Sales
Global Fund	$77,689,746	$78,984,903
Income Fund	46,834,300	41,338,147

There were no U.S. Government securities purchased or sold during the year by the Global Fund. The cost of purchases and proceeds from sales of U.S. Government securities during the year ended September 30, 2020 by the Income Fund were $907,323 and $510,355, respectively.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Funds have ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Funds at September 30, 2020, are noted in the Global Fund’s Consolidated Schedule of Investments and the Income Fund's Schedule of Investments. The Income Fund, RVX Emerging Markets Equity Fund (the “RVX Fund”), Midwood Long/Short Equity Fund (the “Long/Short Fund”) and the Crow Point Growth Fund (the “Growth Fund”) were mutual funds which were considered affiliates because they were also of common management of the Former Adviser and the Adviser. The RVX Fund was liquidated on March 25, 2020. The ACA Master L.P. (ACA) is considered an affiliate because the Global Fund held greater than 5% of the value of ACA at September 30, 2020. K-20 Partners Fund, LP (“K20”) is considered an affiliate because each Fund held greater than 5% of the value of K20 at September 30, 2020. As of September 30, 2020, the Income Fund, ACA and K20 are the only remaining affiliated funds of the Global Fund and K20 is the only remaining affiliated fund of the Income Fund.

Transactions with affiliated companies during the year ended September 30, 2020 were as follows:

Global Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases		Sales	Value as of September 30, 2020	Income received
Income Fund	$—	$—	$107,641	$2,629,425	(1)	$—	$2,737,066	$—
RVX Fund	642,550	(207,638)	98,832	—		(533,744)	—	5,900
ACA	—	—	(2,501)	3,936,906	(2)	—	3,934,405	—
K20	2,881,337	242,300	(102,703)	177,170	(2)	(2,907,241)	290,863
Total	$3,523,887	$34,662	$101,269	$6,743,501		$(3,440,985)	$6,962,334	$5,900

(1) Includes $1,129,426 received from tax-free merger with the Timber Point Alternatives Fund (Note 9).

(2) Received from tax-free merger with the Timber Point Alternatives Fund (Note 9).

Income Fund:	Value as of September 30, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2020	Income received
Long/Short Fund	$—	$9,940	$—	$200,000	$(209,940)	$—	$—
Growth Fund	—	30,388	—	200,000	(230,388)	—	—
K20	1,319,721	110,752	(50,847)	—	(1,327,101)	52,525	—
Total	$1,319,721	$151,080	$(50,847)	$400,000	$(1,767,429)	$52,525	$—

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds had entered into Investment Advisory Agreements (the “Former Advisory Agreements”) with Crow Point Partners, LLC (the “Former Adviser”). Under the Former Advisory Agreements, the Former Adviser, under the supervision of the Board, had agreed to invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ Prospectuses and Statements of Additional Information in effect at that time, and subject to such further limitations as the Trust had from time to time imposed by written notice to the Former Adviser. The Former Adviser acted as the investment advisor to the Funds and, as such (i) obtained and evaluated such information relating to the economy, industries, business, securities markets and securities as it had deemed necessary or useful in discharging its responsibilities here under, (ii) formulated a continuing program for the investment of the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions, and (iii) determined from time to time securities to be purchased, sold, retained or lent by the Funds, and implemented those decisions, including the selection of entities with or through which such purchases, sales or loans to be effected; provided, that the Former Adviser placed orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) attempted to obtain the best price and execution of its orders, and (b) nevertheless in its discretion, purchased and sold portfolio securities from and to brokers who provided the Former Adviser with research, analysis, advice and similar services and paid such brokers in return a higher commission or spread than may have been charged by other brokers. Effective April 10, 2020, the Former Adviser resigned and was replaced by the Adviser via Interim Investment Advisory Agreements (the “Interim Advisory Agreements”) approved by the Board at a meeting held on April 10, 2020.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Effective April 10, 2020, the Funds had entered into Interim Advisory Agreements with the Adviser. New Investment Advisory Agreements (“New Advisory Agreements”) were the approved by shareholders on June 12, 2020. Under the Interim Advisory Agreements and the New Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current Prospectuses and Statements of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Under the terms of the Former Advisory Agreements with the Funds, the Former Adviser received a monthly management fee equal to annual rates of the Funds’ net assets as follows:

Management Fee Rates
Global Fund	0.80%*
Income Fund	1.00%

* Effective February 1, 2020, the management fee rate for the Global Fund was reduced to 0.80% from 0.88%.

Under the terms of the Interim Advisory Agreements and the New Advisory Agreements with the Funds, the Adviser receives a monthly management fee equal to annual rates of the Funds’ net assets as follows:

Management Fee Rates
Global Fund	0.90%*
Income Fund	1.00%

* Effective June 12, 2020, the management fee rate for the Global Fund was increased to 0.90% from 0.80%. The increase in the management fee was approved by shareholders of the Global Fund at a shareholder meeting called for purposes of approving the new investment advisory agreement with the Adviser.

For the period from October 1, 2019 through April 9, 2020, the Former Adviser earned management fees as follows:

Management Fees
Global Fund	$ 105,926
Income Fund	77,704

For the period from April 10, 2020 through September 30, 2020, the Adviser earned management fees as follows:

Management Fees
Global Fund	$ 99,781
Income Fund	79,890

The Former Adviser had entered into an Investment Sub-Advisory Agreement (the “Former Sub-Advisory Agreement”) with Winthrop Capital Management, LLC (the “Sub-Adviser”) with respect to the Income Fund. The Former Adviser continually monitored the Sub-Adviser’s performance through various analyses and through in person, telephone, and written consultation with the Sub-Adviser. The Former Adviser discussed its expectations for performance with the Sub-Adviser and provided evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified, or terminated.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

On January 21, 2020, the President and Chief Investment Officer of the Sub-Adviser, completed the purchase of 100% of the membership interests in Winthrop from the prior owner. Under the 1940 Act, the transaction resulted in a change in control of Winthrop and the assignment and termination of the Former Sub-Advisory Agreement. The Former Adviser paid a sub-advisory fee to the Sub-Adviser from its advisory fee. An Interim Investment Sub-Advisory Agreement (the “Former Interim Sub-Advisory Agreement”) between the Former Adviser and the Sub-Adviser was then approved by the Board at a meeting held on January 23, 2020. During the period from October 1, 2019 through April 9, 2020, the Former Adviser paid a sub-advisory fee to the Sub-Adviser from its advisory fee.

Effective April 10, 2020, upon approval by the Board at a meeting held on the same day, the Adviser had entered into a New Interim Sub-Advisory Agreement with the Sub-Adviser with respect to the Income Fund. A New Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser was approved by shareholders on June 12, 2020. Under the New Sub-Advisory Agreement, the Adviser will continually monitor the Sub-Adviser’s performance through various analyses and through in person, telephone, and written consultation with the Sub-Adviser. The Adviser discusses its expectations for performance with the Sub-Adviser and provides evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified, or terminated. The Adviser pays a sub-advisory fee to the Sub-Adviser from its advisory fee.

The Former Adviser had contractually agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on securities sold short and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Funds’ business) to not more than 1.43% of the average daily net assets of each share class of the Global Fund and 2.00% of the average daily net assets of each share class of the Income Fund through January 31, 2021. Effective February 1, 2020, the expense limitation for the Global Fund was increased to 1.43% from 1.35%.

Effective April 10, 2020, the Funds had entered into an interim expense limitation agreement with the Adviser and a new expense limitation agreement between the Funds and the Adviser was approved by shareholders on June 12, 2020. Per the new expense limitation agreement, the Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on securities sold short and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Funds’ business) to not more than 1.43% of the average daily net assets of the Global Fund and 2.00% of the average daily net assets of the Income Fund through January 31, 2022. These operating expense limitation agreements can be terminated only by, or with the consent of, the Board of Trustees.

For the period from October 1, 2019 through April 9, 2020, the Former Adviser waived advisory fees and reimbursed expenses as follows:

	Advisory Fees Waived	Expenses Reimbursed
Global Fund	$74,293	$—
Income Fund	56,692	—

For the period from April 10, 2020 through September 30, 2020, the Adviser waived advisory fees and reimbursed expenses as follows:

	Advisory Fees Waived	Expenses Reimbursed
Global Fund	$95,701	$—
Income Fund	64,937	—

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Global Fund invested a portion of its assets in the Income Fund and the RVX Fund, which are affiliated Funds (Note 6). The Income Fund invested a portion of its assets in the Long/Short Fund and the Growth Fund, which are also affiliated Funds (Note 6). As such, the Former Adviser had agreed and the Adviser has agreed to waive a portion of its advisory fees on the portions of the Global Fund’s assets that were/are invested in the Income Fund and RVX Fund and on the portion of the Income Fund’s assets that were invested in the Long/Short Fund.

For the period from October 1, 2019 through April 9, 2020, the Former Adviser waived advisory fees related to assets invested in the affiliated funds as follows:

Affiliated Funds Advisory Fees Waived
Global Fund	$3,145
Income Fund	96

For the period from April 10, 2020 through September 30, 2020, the Adviser waived advisory fees related to assets invested in the affiliated funds as follows:

Affiliated Funds Advisory Fees Waived
Global Fund	$8,750
Income Fund	76

These waivers are in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraphs and are not recoupable. The Former Adviser and Adviser did not waive any fees with respect to the Income Fund’s assets that were invested in the Growth Fund.

Expense waivers and reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Expense waivers and reimbursements made by the Former Adviser are also subject to possible recoupment by the Adviser under the same terms. As of September 30, 2020, the total amount of expenses waived/reimbursed subject to recapture and their expiration dates, pursuant to the waiver agreements, was as follows:

	Amount Subject to Recoupment	Expiration Dates
Global Fund	$233,525	May 31, 2021
Global Fund	79,439	September 30, 2021
Global Fund	181,052	September 30, 2022
Global Fund	169,994	September 30, 2023
Income Fund	80,949	September 30, 2021
Income Fund	123,012	September 30, 2022
Income Fund	121,629	September 30, 2023

The Funds have entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

For the year ended September 30, 2020, M3Sixty earned fees pursuant to the ICSA as follows:

ICSA Fees
Global Fund	$129,024
Income Fund	103,399

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

7.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Funds have also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-l of the 1940 Act, to the Funds for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended September 30, 2020, M3Sixty earned fees pursuant to the CCO Agreement as follows:

CCO Agreement Fees
Global Fund	$11,875
Income Fund	11,875

Certain officers of the Funds are also employees or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor (the “Distributor”) of each Fund’s shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distribution Agreement between the Funds and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

The Distributor is an affiliate of M3Sixty.

The Funds had adopted Distribution Plans (“Plans”) pursuant to Rule 12b-1 under the 1940 Act for their Investor Class shares. Under the Plans, the Funds used 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Funds expended up to 0.25% for Investor Class shares of the Funds’ average daily net assets annually to pay for any activity primarily intended to result in the sale of Investor Class shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment was made.

The Plans for the Funds took effect October 6, 2017. Effective May 29, 2020, the Funds’ Investor Class shares were exchanged for the Funds’ Institutional Class shares and the Funds’ Investor Class shares are no longer offered for purchase. Upon completion of the exchange, the Distribution Plan for the Funds’ Investor Class shares was terminated. For the period from October 1, 2019 through May 29, 2020, the Funds accrued 12b-1 expenses attributable to Investor Class shares as follows:

	Investor Class
Global Fund	$641
Income Fund	25,245	*

* The Distributor voluntarily waived $6,939 of 12b-1 expenses during the period from October 1, 2019 through May 29, 2020.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

The tax character of distributions during the year ended September 30, 2020, was as follows:

	Ordinary Income	Long-Term Capital Gains
Global Fund	$235,918	$—
Income Fund	184,930	—

The tax character of distributions during the year ended September 30, 2019, was as follows:

	Ordinary Income	Long-Term Capital Gains
Global Fund	$138,259	$—
Income Fund	26,240	—

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS (continued)

The tax character of distributable earnings (deficit) at September 30, 2020, was as follows:

	Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Losses
Global Fund	$228,930	$(597,309)	$(7,394,133)	$—	$(257,797)	$(8,020,309)
Income Fund	$285,477	$(697,334)	$(1,576,068)	$(10,542)	$132,878	$(1,865,589)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

Capital losses incurred after October 31 and ordinary losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2020, the Funds deferred capital and ordinary losses as follows:

	Post-October Capital Losses	Late Year Ordinary Losses
Global Fund	$597,090	$219
Income Fund	$697,334	$—

At September 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Global Fund	$5,088,196	$2,305,937	$7,394,133
Income Fund	$1,576,068	$—	$1,576,068

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns, C-Corporation return of capital distributions, real estate investment trusts, grantor trusts, partnerships, the capitalization of in lieu dividend payments, and book/tax differences pursuant to the merger of the Alternatives Fund with the Global Fund (note 9), resulted in reclassifications for the year ended September 30, 2020, as follows:

	Paid-in Capital	Total Accumulated Losses
Global Fund	$(486)	$486
Income Fund	$—	$—

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at September 30, 2020, were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
Global Fund	$31,397,329	$1,682,836	$(1,940,633)	$(257,797)
Income Fund	$16,470,876	$411,163	$(278,285)	$132,878

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.

Timber Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2020

9.	MERGER OF TIMBER POINT ALTERNATIVES FUND WITH THE GLOBAL FUND

Effective as of the close of business August 21, 2020, pursuant to a Plan of Reorganization (the “Reorganization”), the Global Fund received all the assets and liabilities of the Timber Point Alternatives Fund (the “Transferring Fund”). Institutional Class shares of the Transferring Fund were exchanged for Institutional Class shares of the Global Fund. 2,334,625 shares of the Transferring Fund were exchanged for 1,894,709 Institutional Class shares of the Global Fund. Each Institutional Class share of the Transferring Fund was exchanged for 0.812 Institutional Class shares of the Global Fund. The Transferring Fund’s net assets on the date of the reorganization of $17,507,109, including $246,599 of unrealized depreciation, $4,049,961 of non-expiring short-term capital loss carryforwards, $2,522,041 of long-term capital loss carryforwards and $171,054 of other book/tax differences, were combined with those of the Global Fund. The combined net assets immediately after the acquisition amounted to $38,928,726 with 4,211,903 shares outstanding. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Global Fund reflected the historical basis of the assets of the Transferring Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America.

10.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

11.	RECENT AND SUBSEQUENT EVENTS

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel and border restrictions, quarantines, curfews and restrictions on large gatherings, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations and supply chain disruptions, which have caused lower consumer demand of a wide range of products and services and disruptions in manufacturing and supply chains, as well as general concern and uncertainty. While governments have taken unprecedented action to limit disruption to the financial system, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of and subsequent intervening measures intended to limit the spread of COVID-19. The spread of COVID-19 has adversely affected the economies of many nations and the entire global economy, in general. The full extent of the impact of COVID-19 on the Funds’ performance cannot be determined at this time and will depend on future developments, including the duration and the continued spread of the outbreak.

At a meeting held on October 21, 2020, the Board approved a revision to the investment advisory agreement with the Adviser for the Income Fund. Effective December 1, 2020, the Management Fee for the Income Fund is reduced to 0.80%

Additionally, the Board approved a revised expense limitation agreement with the Adviser for both the Global Fund and Income Fund (the “Revised ELA”). The Revised ELA is effective December 1, 2020. For the Global Fund, the Revised ELA increases the limit on the Global Fund’s Total Annual Fund Operating Expenses to 1.60% of the average daily net assets of the Fund. For the Income Fund, the Revised ELA lowers the limit on the Income Fund’s Total Annual Fund Operating Expenses to 1.70% of the average daily net assets of the Fund.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of Timber Point Global Allocations Fund

and Timber Point Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities of Timber Point Global Allocations Fund (formerly, Crow Point Global Tactical Allocation Fund) and Timber Point Alternative Income Fund (formerly, Crow Point Alternative Income Fund), each a series of shares of beneficial interest in 360 Funds (the “Funds”), including the consolidated (where noted) schedules of investments, as of September 30, 2020, and the related consolidated (where noted) statements of operations for the year then ended, the consolidated (where noted) statements of changes in net assets for each of the years in the two-year period then ended, the consolidated (where noted) financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated (where noted) financial position of the Funds as of September 30, 2020, and the results of their consolidated (where noted) operations for the year then ended, the consolidated (where noted) changes in their net assets for each of the years in the two-year period then ended and their consolidated (where noted) financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Timber Point Global Allocations Fund	For each of the years in the two-year period ended September 30, 2020, the period from June 1, 2018 through September 30, 2018 and the year ended May 31, 2018
Timber Point Alternative Income Fund	For the year ended September 30, 2020 and the period from February 12, 2019 through September 30, 2019

The financial highlights for each of the years in the two-year period ended May 31, 2017 for the Timber Point Global Allocations Fund were audited by other auditors, whose report date July 31, 2017, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, and other parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

December 11, 2020

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2020 (Unaudited)

The Trust, on behalf of the Funds, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Global Fund paid $235,918 of ordinary income during the year ended September 30, 2020. The Income Fund paid $184,930 of ordinary income distributions during the year ended September 30, 2020.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

On June 12, 2020, a Special Meeting of Shareholders of the Global Fund was held for the purpose of voting on the following proposals:

Proposal 1: Approve a new investment advisory agreement between the Global Fund and the Adviser, including an increase in the management fee from 0.80% to 0.90%.

Proposal 2: Approve the new expense limitation agreement between the Global Fund and the Adviser, including the Adviser’s ability to recoup amounts that the Former Adviser previously waived or reimbursed under the former expense limitation agreement.

The total number of shares of the Global Fund present in person or by proxy represented approximately 52.08% of the Global Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Global Fund voted to approve Proposal 1 and Proposal 2. The votes cast by the Global Fund’s shareholders with respect to Proposal 1 and Proposal 2 were as follows:

	For	Against	Abstain
Proposal 1	1,107,495	—	—
Proposal 2	1,107,495	—	—

On June 12, 2020, a Special Meeting of Shareholders of the Income Fund was held for the purpose of voting on the following proposals:

Proposal 1: Approve a new investment advisory agreement between the Income Fund and the Adviser.

Proposal 2: Approve the new expense limitation agreement between the Income Fund and the Adviser, including the Adviser’s ability to recoup amounts that the Former Adviser previously waived or reimbursed under the former expense limitation agreement.

Proposal 3: Approve a new sub-advisory agreement between the Adviser and the Sub-Adviser.

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2020 (Unaudited)

The total number of shares of the Income Fund present in person or by proxy represented approximately 57.47% of the Income Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Income Fund voted to approve Proposal 1, Proposal 2 and Proposal 3. The votes cast by the Income Fund’s shareholders with respect to Proposal 1, Proposal 2 and Proposal 3 were as follows:

	For	Against	Abstain
Proposal 1	1,204,057	—	—
Proposal 2	1,204,057	—	—
Proposal 3	1,204,057	—	—

On August 21, 2020, a Special Meeting of Shareholders of the Timber Point Alternatives Fund, formerly the EAS Crow Point Alternatives Fund (the “Alternatives Fund”), was held for the purpose of voting on the following proposal:

Proposal 1: Approve an Agreement and Plan of Reorganization by and between the Alternatives Fund and the Global Fund, providing for the reorganization of the Alternatives Fund into the Global Fund.

The total number of shares of the Alternatives Fund present in person or by proxy represented approximately 60.08% of the Alternatives Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Alternatives Fund voted to approve Proposal 1. The votes cast by the Alternatives Fund’s shareholders with respect to Proposal 1 were as follows:

	For	Against	Abstain
Proposal 1	1,829,203	—	464

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. The Statement of Additional Information of the Trust includes additional information about the Funds’ Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired.	Seven	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-Present).	Seven	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Partner, Cognios Capital (investment management firm) (2015-2020) Chief Executive officer 2015-2019; President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Seven	None
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Seven	M3Sixty Funds Trust (3 portfolios) (2015 – present)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present).	Seven	None
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present).	Seven	M3Sixty Funds Trust (3 portfolios) (2015 – present)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates (2009-2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer	Since 2013	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016).	N/A	N/A
	Vice President	Since 2018
Larry E. Beaver, Jr.** YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, Capital Management Investment Trust (July 2017-July 2019); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds Trust (2007-2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
Bo J. Howell YOB: 1981	Assistant Secretary	Since 2020	Shareholder, Strauss Troy Co., LPA (2020-present); Partner, Practus LLP (2018-2020); CEO, Joot (2018-present); Director of Fund Administration, Ultimus Fund Services, LLC (2014-2018).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

Timber Point Funds	ANNUAL REPORT

ADDITIONAL INFORMATION

September 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$4,845	None	None	$14,535
Tom M. Wirtshafter	$4,045	None	None	$12,135
Gary W. DiCenzo	$4,845	None	None	$14,535
Steven D. Poppen	$4,045	None	None	$12,135
Thomas J. Schmidt	$4,845	None	None	$14,535
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers seven (7) series of shares.

2 Figures are for the year ended September 30, 2020. Total compensation includes amounts paid by the Alternatives Fund.

Timber Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses and Value of a $1,000 Investment for the period from 04/01/20 through 09/30/20

Global Fund:	Beginning Account Value (04/01/2020)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2020)	Expenses Paid During Period(a)
Actual Fund Return (in parentheses)
Institutional Class (+15.61%)	$1,000.00	1.51%	$1,156.10	$8.14
Hypothetical 5% Return
Institutional Class	$1,000.00	1.51%	$1,017.50	$7.62

Expenses and Value of a $1,000 Investment for the period from 04/01/20 through 09/30/20

Income Fund:	Beginning Account Value (04/01/2020)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2020)	Expenses Paid During Period(a)
Actual Fund Return (in parentheses)
Institutional Class (+7.22%)	$1,000.00	2.14%	$1,072.20	$11.09
Hypothetical 5% Return
Institutional Class	$1,000.00	2.14%	$1,014.30	$10.78

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read them carefully before you invest or send money.

Timber Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited) (continued)

Total operating expense ratios as stated in the current prospectus dated August 24, 2020 were as follows:

Timber Point Global Allocations Fund Institutional Class, gross of fee waivers or expense reimbursements	2.49%
Timber Point Global Allocations Fund Institutional Class, after waiver and reimbursement*	2.12%
Timber Point Alternative Income Fund Institutional Class, gross of fee waivers or expense reimbursements	3.54%
Timber Point Alternative Income Fund Institutional Class, after waiver and reimbursement*	2.36%

* Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.43% of the average daily net assets of the Global Fund and 2.00% of the average daily net assets of the Income Fund through January 31, 2022. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Funds within three years from the date of the waiver or reimbursement, provided that the Funds are able to make the repayment without exceeding the expense limitations in place at the time of the waiver or reimbursement and at the time of the recoupment. Total Gross Operating Expenses during the year ended September 30, 2020 were 2.23% and 2.97% for the Global Fund’s and Income Fund’s Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended September 30, 2020.

Timber Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement (Unaudited)

At a meeting held on April 30, 2020, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement between the Trust, on behalf of the Funds, and Timber Point Capital Management LLC (the “Adviser”) (the “Advisory Agreement”). Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement concerning the Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the approval process, including information submitted to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the approval of the Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Funds and their shareholders by the Adviser; (ii) a presentation by the Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (iii) compliance and audit reports concerning the Funds and the Adviser; (iv) disclosure information contained in the registration statement of the Trust and Form ADV of the Adviser, including information in Form ADV that the Adviser would revise upon its engagement with the Funds; and (v) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services to be provided to the Funds, information on investment advice, performance, summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)       The nature, extent, and quality of the services to be provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the Funds. The Board reviewed the services to be provided by the Adviser to the Funds including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow assets and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s staffing, personnel and methods of operating; the education and experience of the Adviser’s staff; and the Adviser’s compliance program, policies, and procedures. Specifically, the Board noted that Mr. Cleary has been a portfolio manager to the Funds since October 2017. The Board considered the Adviser’s services during the interim period, which started on April 10, 2020. The Board also noted that while the Adviser would retain Crow Point Partners, LLC, the former investment adviser to the Funds, for three months from the transaction date, the Adviser, and not the Funds, would bear all expenses related to that agreement. The Board also considered its oversight of Winthrop, the subadviser to the Income Fund. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser was satisfactory and adequate for the Funds.

Timber Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement (Unaudited) (continued)

(2)       Investment Performance of the Funds and the Adviser.

The Board noted that the Adviser is currently managing the Funds under an interim investment advisory agreement which commenced on April 10, 2020. The Board considered that the Adviser’s President and the portfolio manager of the Funds under the interim investment advisory agreement has been a portfolio manager of the Funds since October 2017. The Trustees compared the short- and long-term performance of each of the Funds with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Funds with their investment objective and policies.

For the Income Fund, the Board noted that the Fund outperformed its peer group average and median returns for the one and five-year periods ended March 31, 2020, but trailed its benchmark for the one, three, and five-year periods. The Board noted the Fund’s strong performance during the recent market decline.

For the Global Fund, the Board noted that the Fund’s performance was in line with its peer group median returns for the one, three, and five-year periods ended March 31, 2020, but it trailed the benchmark for the one, three, and five-year periods.

Finally, the Board considered the Funds’ performance during the most recent market conditions because of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

(3)       The costs of the services provided and profits realized by the Adviser from the relationship with the Funds.

The Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm. The Trustees considered the fees and expenses of each of the Funds (including the management fee) relative to its peer group as of April 1, 2020. The Trustees noted that the management fee for each of the Funds was above the peer group median and average for the Income Fund, near the average and median for the Global Fund. The Board considered the Adviser’s request to increase the management fee of the Global Fund from 0.80% to 0.90%, in anticipation of the merger between that fund and the Timber Point Alternatives Fund. The Board noted that the proposed management fee was near the Global Fund’s long-time fee of 0.88%, and that the proposed fee was near the peer group median and slightly above the peer group’s average.

The Trustees also noted that each of the Funds’ net expense ratio was above the peer group average and median; they recognized that the Funds were substantially smaller than most of their peers, which affects the net expense ratio of the fund. The Trustees noted that regarding the Funds, the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions) through January 31, 2022. The Board also noted that the Adviser expects to realize a small short-term loss for its management of the Funds but reasonable profits over the longer term. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Funds were fair and reasonable.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Funds would benefit from the expense limitation arrangement for each of the Funds. The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the fund’s assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees noted that the Funds’ assets were at such levels that the expense limitation arrangements were providing benefits to the Funds’ shareholders currently. The Trustees also noted that the Funds would benefit from economies of scale under their agreements with some of their service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the Funds. Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Funds’ investors.

Timber Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement (Unaudited) (continued)

(5)       Possible conflicts of interest and benefits derived by the Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. The Board noted that members of Crow Point Partners, LLC, the former investment adviser to the Funds, would be covered by the Adviser’s Code of Ethics during the operations and marketing engagement. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the Funds was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the Funds.

Approval of the Sub-Advisory Agreement

Also at a meeting held on April 30, 2020, the Board considered the approval of the Sub-Advisory Agreement between Timber Point and Winthrop for the Income Fund. Counsel referred the Board to a memorandum from Counsel addressing the duties of the Trustees regarding the approval of the proposed Sub-Advisory Agreement, Winthrop’s responses to a letter requesting information, a copy of Winthrop’s financial information and the proposed Sub-Advisory Agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed Sub-Advisory Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the Sub-Advisory Agreement, including: (i) the nature, extent and quality of the services provided by Winthrop under the current interim sub-advisory agreement; (ii) the investment performance of the Income Fund and Winthrop; (iii) the costs of the services provided and profits realized by Winthrop from the relationship with the Income Fund; (iv) the extent to which economies of scale would be realized if the Income Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Income Fund’s shareholders; and (v) Winthrop’s practices regarding possible conflicts of interest and other benefits derived by Winthrop.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Income Fund, including information presented to the Board by representatives from Timber Point and Winthrop. The Board requested and/or was provided with information and reports relevant to the approval of the Sub-Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Income Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Income Fund from Winthrop; (iii) periodic commentary on the reasons for the performance; (iv) presentations by management of Winthrop addressing the investment philosophy, investment strategy, personnel and operations utilized in managing the Income Fund; (v) disclosure information contained in the registration statement of the Trust on behalf of the Income Fund and the Form ADV and/or policies and procedures of Winthrop; and (vi) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board did not identify any information that was most relevant to its consideration to approve the Sub-Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(1)       The nature, extent and quality of the services to be provided by Winthrop.

In this regard, the Board considered the responsibilities Winthrop would have under the Sub-Advisory Agreement. The Board reviewed the services provided by Winthrop to the Income Fund, including, without limitation, Winthrop’s procedures for formulating investment recommendations and assuring compliance with the Income Fund’s investment objectives and limitations and its efforts to promote the Income Fund, grow its assets and assist in the distribution of the Income Fund’s shares. The Board also considered: Winthrop’s staffing, personnel and methods of operating; the education and experience of Winthrop’s personnel; and Winthrop’s compliance program, policies and procedures. The Board noted that Winthrop had served as a sub-adviser to the Fund since April 2019 and was currently operating under an interim investment advisory agreement. After reviewing the foregoing and further information from Winthrop, the Board concluded that the nature, extent, and quality of the services provided by Winthrop were satisfactory and adequate for the Income Fund.

Timber Point Funds	ANNUAL REPORT

Approval of the Sub-Advisory Agreement (Unaudited) (continued)

(2)       Investment Performance of the Income Fund.

The Trustees compared the short- and long-term performance of the Income Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of Winthrop’s management of the Income Fund with its investment objective and policies.

For the Income Fund, the Board noted that the Fund overperformed its peer group average and median returns for the one and five-year periods ended March 31, 2020, but trailed its benchmark for the one, three, and five-year periods. The Board noted the Fund’s strong performance during the recent market decline. Based on the preceding, the Board concluded that the investment performance information presented for the Income Fund was satisfactory.

(3)       The costs of services provided, and profits realized by Winthrop from the relationship with the Income Fund.

In considering the costs of the services provided and profits realized by Winthrop from the relationship with the Income Fund, the Trustees considered: Winthrop’s staffing, personnel and methods of operating; the financial condition of Winthrop and the level of commitment to the Income Fund by Winthrop and its principals; the current asset levels of the Income Fund; and the projected overall expenses of the Income Fund. The Trustees considered financial statements of Winthrop and discussed the financial stability and profitability of the firm. The Trustees noted that Winthrop is currently profitable. The Trustees considered the portion of the management fee that would be received by Winthrop. The Trustees noted that the advisory fees to be paid to Winthrop with respect to its services provided to the Income Fund were generally less than those charged to Winthrop’s separate account clients. The Trustees determined that considering the services provided by Winthrop to the Income Fund, the management fee was fair and reasonable and could have been negotiated at arms-length considering all of the surrounding circumstances.

(4)	The extent to which economies of scale would be realized as the Income Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Income Fund’s investors.

In this regard, the Board considered the Income Fund’s fee arrangements with respect to Winthrop. The Trustees noted that although the management fee would stay the same as asset levels increased, the sub-advisory fee to be paid to Winthrop by Timber Point would have a breakpoint as assets increased. The Trustees noted that currently, the Income Fund’s assets were relatively low and that shareholders of the Income Fund were experiencing the benefit of the expense limitation arrangements in place for the Income Fund. The Trustees expressed the view that benefits associated with the expense limitation arrangements were of significant value to shareholders while assets were at lower levels, in that each dollar invested benefits from this commitment to contain costs, whereas breakpoint structures typically require a fund to reach significant asset levels in order to realize lower costs. Following further discussion of the Income Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that Timber Point’s fee arrangement with Winthrop was fair and reasonable in relation to the nature and quality of the services to be provided by Winthrop.

(5)       Possible conflicts of interest and other benefits.

In considering Winthrop’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Income Fund; the fact that Winthrop does not use soft dollars; the basis of decisions to buy or sell securities for the Income Fund or Winthrop’s other accounts; and the substance and administration of Winthrop’s code of ethics. Based on the foregoing, the Board determined that Winthrop’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Sub-Advisory Agreement with respect to the Income Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Sub-Advisory Agreement with respect to the Income Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Timber Point Capital Management LLC

555 Pleasantville Road

Suite N202

Briarcliff Manor, NY 10510

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street

4th Floor

Cincinnati, OH 45202-4018

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the principal accountants for the audit of the Global Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the fiscal year ended September 30, 2020 and $19,642 with respect to the registrant’s fiscal year ended September 30, 2019.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the principal accountants for the audit of the Income Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the fiscal year ended September 30, 2020 and $19,642 with respect to the registrant’s fiscal year ended September 30, 2019.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the principal accountant to the Global Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the period ended September 30, 2020 and $3,000 with respect to the fiscal year ended September 30, 2019. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2020 and September 30, 2019 for professional services rendered by the principal accountant to the Income Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the fiscal year ended September 30, 2020 and $3,000 with respect to the fiscal year ended September 30, 2019. The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2020 and September 30, 2019 for the Global Fund and the Income Fund for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for all periods and fiscal years mentioned above.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended September 30, 2020 and September 30, 2019 for the Global Fund and the Income Fund are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser during the periods and fiscal years mentioned above.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Funds are open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Funds are open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 13.	EXHIBITS

(1)       Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: December 17, 2020